                                                                   EXHIBIT 10.16
                                                                   -------------
                             DISTRIBUTOR AGREEMENT

                                    BETWEEN

                             VERISITY DESIGN, INC.

                                      AND

                             CYBERTEC YUGEN KAISHA

                      INTERNATIONAL DISTRIBUTOR AGREEMENT

    This Agreement (the "Agreement") is made and entered into effective as of January 1, 1999 (the "Effective Date"), between Verisity Design, Inc., a California corporation, with its principal offices at 2041 Landings Drive, Mountain View, California 94043, U.S.A. ("Verisity") and CyberTec Yugen Kaisha, a Japanese corporation, with its registered offices at 3-1-13 Chigasaki-Minami, Tsuzuki-ku, Yokohama, Kanagawa 224, Japan ("Company").

    Verisity Ltd develops certain software programs related to the design of semiconductor circuits and Verisity, its wholly owned subsidiary, is in the business of selling such programs. Verisity and Company desire to establish a business relationship between themselves.

    In consideration of the premises and mutual promises contained herein, the parties agree as follows:

1.  DEFINITIONS

    The capitalized terms below will have the respective meanings indicated:

    (a) Products means those standard products offered for sale or license by
        --------
Verisity listed from time to time on Exhibit A attached hereto at the prices
                                     ---------
listed from time to time on Exhibit A, which product list may be amended by
                            ---------
Verisity in its sole discretion from time to time upon ninety (90) days prior written notice without obligation to Company and which prices may be amended by Verisity in its sole discretion from time to time upon ninety (90) days prior written notice to Company. Products that have been deleted from Exhibit A
                                                                 ---------
pursuant to the preceding sentence will be deemed to be Products under each provision of this Agreement, except Sections 2(a), 2(c), 4(a), 4(b), 5(a) through (f) and 5(i) hereof.

    (b)  Services means those services offered for sale by Verisity listed from
         --------
time to time on Exhibit B attached hereto at the prices listed from time to time
                ---------
on Exhibit B, which service list may be amended by Verisity in its sole
   ---------
discretion from time to time upon ninety (90) days prior written notice without obligation to Company and which prices may be amended by Verisity in its sole discretion from time to time upon ninety (90) days prior written notice to Company. Services that have been deleted from Exhibit B pursuant to the
                                               ---------
preceding sentence will be deemed to be Services under each provision of this Agreement, except Sections 2(a), 2(c), 5(a) through (f) and 5(i) hereof.

    (c)  Territory means Japan.
         ---------

    (d)  End-User means a person or entity in the Territory who purchases any
         --------
Product and uses that Product on a non-exclusive basis solely for its own benefit.

    (e)  Software License Agreement means a license agreement entered into
         --------------------------
between Verisity and an End-User under which the End-User obtains a non-exclusive, nontransferable license to use a Product solely for its own benefit.

    (f)  As used herein, purchase or sale with respect to the Products refers to
                         --------    ----
the purchase or sale of a license to the Products pursuant to a Software License Agreement.

2.  APPOINTMENT; AUTHORITY

    (a) Subject to the terms and conditions hereunder, Verisity hereby appoints Company as its exclusive distributor in the Territory to market, demonstrate and perform the Products and Services and sell, license and distribute the Products and Services, and Company hereby accepts such appointment.

    (b) In carrying out its obligations under this Agreement, but subject to the terms and conditions hereunder, Company may translate, at its expense, Verisity's standard Software License Agreement or promotional materials of Verisity into the local languages within the Territory or otherwise adapt the same to comply with any relevant local law and regulation so long as (i) such Software License Agreement and other materials are provided by Company to Verisity in advance of distribution thereof for Verisity's review and approval and (ii) any translations by Company hereunder are done in a first class and professional manner, and do not diminish Verisity's proprietary rights in the Products or, without Verisity's prior written consent, conflict with this Agreement or Verisity's then-current standard Software License Agreement.

    (c) Company is not granted a license or right to receive, use or distribute source code versions of the Products nor is Company granted a license or right to modify or alter in any manner or create derivative works of the Products. Company will not have the right to appoint sub-distributors or sub-agents. Company will not (i) promote or market Products or Services outside of the Territory, (ii) sell or license Products or Services outside of the Territory or
(iii) register as a distributor or representative of Verisity in any country outside the Territory.

    (d) Notwithstanding any other provision of this Agreement, until such time as Verisity notifies Company otherwise in writing, Company will not take or accept any orders from End-Users for Products or Services before forwarding all such orders to Verisity, for written acceptance or rejection, in whole or in part, by Verisity.

3.  DURATION OF THE AGREEMENT

    This Agreement shall commence on January 1, 1999, and continue for a period of [*] months thereafter with mutually agreed changes every [*] months [*] unless terminated pursuant to Section 14 or 15 below.

4.  DUTIES OF VERISITY

    (a) Verisity agrees to make reasonable efforts to deliver Products to Company in sufficient quantities to meet Company's business requirements.

    (b) Verisity agrees to provide such support and training in the Products and Services to the Company as Verisity may consider appropriate. Any such support and training shall be of a type, in an amount and on terms to be agreed separately between Verisity and Company.

5.  DUTIES OF COMPANY

    (a) Company will use its best efforts to vigorously market, promote, sell and distribute Products and Services in the Territory. Company will devote such management, attention, manpower, time and effort as may be reasonably necessary to fully develop the market for the Products and Services.

    (b) Company will conduct business in its own name and pay and bear any and all expenses, charges or fees imposed on or incurred by it in performing its obligations hereunder. Verisity shall not be obligated in any manner whatsoever for expenses incurred by Company.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

  (c) Company will maintain appropriate demonstration equipment and an adequate facility capable of handling technical support and customer demonstrations and provide technical assistance to End-Users in the installation and use of the Products.

  (d) During the term of this Agreement, Company will refrain from representing, promoting or selling products or services which compete with the Products or Services. Company hereby represents and warrants that its rights and obligations under this Agreement do not, and during the term of this Agreement will not, breach or otherwise conflict with any other agreement to which it is a party or by which it is bound.

  (e) Company agrees to deliver to Verisity quarterly reports on the status of, and activities related to, its acts under this Agreement. Such quarterly reports shall include information relating to the status of current sales efforts and the prospects for future sales and any other reasonable information specified by Verisity.

  (f) Company will give Verisity timely notice of any legislation, rule, regulation and/or governmental order that is in effect or that may come into effect in the Territory that materially affects the distribution, sale or license of the Products or Services or the proprietary rights of Verisity.

  (g) Company agrees not to make any representations or give any warranties or guarantees to any person with respect to the Products or Services, other than those representations, warranties or guarantees that Verisity has specifically authorized in writing to be given to that person or as set forth in Verisity's standard software license agreement.

  (h) Company shall avoid any deceptive, misleading, illegal or unethical practices that may be detrimental to Verisity or the Products or Services or the reputation or good will of any of them, including, without limitation, advertising, communicating or otherwise representing any Product or its characteristics or capabilities or any Service in a manner that is false or misleading.

  (i) Company shall facilitate the execution of a Software License Agreement by each End-User that purchases Products hereunder.

6.  LSI SYSTEMS, INC.

    Company and Verisity acknowledge and agree that Company has engaged LSI Systems, Inc. ("LSI") as a subcontractor to perform on behalf of the Company certain demonstrations and other sales support and substantially all technical assistance to End-Users that Company is required to perform hereunder. Company represents, warrants and covenants that LSI will provide such services to Company during the term of this Agreement, unless Verisity otherwise agrees in writing. Company will be responsible for the services performed by LSI on behalf of Company hereunder to the same extent as if Company had performed such services. The parties agree that neither LSI nor any other third party is an intended third party beneficiary of this Agreement.

7.  COMPENSATION; PAYMENT

    All compensation and payment terms are set forth in Exhibit C.
                                                        ---------

8.  WARRANTY; LIMITATION OF LIABILITY; INSURANCE

    (a) Verisity provides a limited warranty to End-Users. No independent warranty, express or implied, is provided to Company. VERISITY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL VERISITY BE LIABLE TO COMPANY OR ANYONE ELSE (INCLUDING, WITHOUT LIMITATION, LSI) FOR ANY LOSS OF PROFITS, GOODWILL, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES SUFFERED WITH RESPECT TO OR RESULTING FROM THE USE OF THE PRODUCTS OR SERVICES SUPPLIED HEREUNDER, EVEN IF VERISITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS OF PROFITS. Verisity will not be liable to Company for any damages payable by Company to third parties related to the distribution by Company or use by such third parties of the Products or Services.

9.  OWNERSHIP AND USE OF INTELLECTUAL PROPERTY; CONSIGNMENT

    (a) Company acknowledges that (i) it is obtaining only the right to market, demonstrate and perform the Products and Services and sell, license and distribute Products and Services as provided hereunder; (ii) all ownership, right, title or interest in or to any trademarks, trade names, insignias, logos, proprietary marks and the like related to the Products (together, the "Proprietary Marks") or patents, copyrights or other proprietary rights relating to the Products or technical documentation, promotional or demonstration materials or training session materials relating to the same (including, without limitation, any translations) will remain at all times with Verisity and its licensors; (iii) none of such rights are transferred from Verisity to Company hereunder; and (iv) any permitted use of such rights hereunder will inure to the benefit of Verisity and/or its licensors, and that Company will not itself claim any exclusive rights in such rights or the goodwill and rights related thereto.

    (b) Subject to Verisity's right to review all marketing materials, packaging and documentation prior to use by Company, Verisity hereby grants Company a nonexclusive right to use within the Territory the Proprietary Marks under which the Products and Services are marketed by Verisity, during the term of this Agreement, subject to Company's agreement hereby: (i) to use the Proprietary Marks in proper trademark or service mark manner (including such notices of ownership as Verisity may require from time to time) on the Products and materials related to the Products and Services and only in connection with their promotion and marketing, and not to use the Proprietary Marks, or any other marks confusingly similar thereto, in any other connection and (ii) that registration for the Proprietary Marks shall be sought, maintained and enforced only by Verisity, within its sole discretion and without any obligation to do so, and that Company agrees to assist Verisity in such efforts at Verisity's request and expense. Company will not alter, infringe or do anything to lessen the value of any Proprietary Marks. Company will not use any of the Proprietary Marks as part of the business name of Company, except as may be approved by Verisity in writing. Company will not attach any name or mark to any Products or materials relating to Products and Services other than the names or marks originally appearing thereon and will not obfuscate, cover or remove any name or Proprietary Mark on the Products or materials relating to Products and Services.

    (c) Company shall promptly notify Verisity of any infringement within the Territory of which it may become aware of any Proprietary Mark, patent, copyright or other proprietary right of Verisity and/or its licensors, and will assist Verisity in prosecuting same.

    (d) To the extent that Company takes possession of any physical copies of any Products or related documentation, Company will hold and care for the same as Verisity's and/or its licensors property. In no event will Company be deemed to own any such copies of the Products, and Verisity and/or its licensors will maintain the sole and absolute title and risk of loss to any and all such items.

10. INFRINGEMENT INDEMNITY

    (a) Verisity will indemnify Company against any damages finally awarded in connection with any suit brought against Company that any of the Products or Services furnished and used within the scope of this Agreement infringes a U.S. or Japanese copyright of a third party, provided that: (i) Company notifies Verisity in writing within thirty (30) days of any such suit, (ii) Verisity has sole control of the defense and all related settlement negotiations and (iii) Company provides

Verisity with the assistance, information and authority necessary to perform the above. Reasonable out-of-pocket expenses incurred by Company in providing such assistance will be reimbursed by Verisity.

    (b)  Verisity shall have no liability for any claim of infringement based on
(i) use of a superseded or altered release of the Products if such infringement would have been avoided by the use of current unaltered releases of the Products or (ii) the combination, operation or use of any of the Products or Services furnished under this Agreement with products or data not furnished by Verisity if such infringement would have been avoided by the use of the Products or Services without such products or data.

    (c) In the event the Products are held or are believed by Verisity to infringe, Verisity shall have the option, at its expense, to modify the Products to be non-infringing. This Section 10 states Company's exclusive and entire remedy and Verisity's entire liability for any infringement.

11. GENERAL INDEMNITY BY COMPANY

    Company will defend and indemnify Verisity and Verisity Ltd. against any and all claims, actions, suits losses, costs, liabilities or expenses (including attorneys' fees) arising out of or related to (i) any breach by Company of its representations, warranties or covenants made hereunder and (ii) any claim by LSI against Company relating to LSI's performance of services for Company as subcontractor or otherwise or any termination by Company of LSI's services.

12. CONFIDENTIALITY

    Company acknowledges that it may be furnished or may otherwise receive or have access to information relating to Verisity's or Verisity Ltd.'s past, present or future products (including Products or Services), software, research, development, inventions, processes, techniques, designs, price-data, price-list, service materials or other technical data and information (all of such information, and the existence and terms of this Agreement and any related agreements is referred to as the Confidential Information). Company shall hold
                                 ------------------------
the Confidential Information (and all physical or other forms thereof) in strict confidence and shall not publish or disclose it to third parties, or use it or permit others to use it in any way, commercially or otherwise, without the prior written consent of Verisity, except as expressly permitted by this Agreement. Company agrees that it will cause all of its employees, subcontractors (including employees of subcontractors) and any other persons that obtain, receive or have access to any Confidential Information to enter into confidentiality agreements prohibiting the use or disclosure of any such Confidential Information, except as expressly permitted by this Agreement.

13. TERMINATION

    (a) If either party defaults in the performance of any provision of this Agreement, the non-defaulting party may immediately give written notice to the defaulting party specifying the default. If the defaulting party does not cure the default within thirty (30) days of such notice thereof, this Agreement will terminate as of the end of such thirty (30) day period.

    (b) Verisity may terminate this Agreement immediately by delivery of written notice to Company upon the occurrence of any of the following events:
(i) the institution by or against Company of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of Company's debts, (ii) the Company making an assignment for the benefit of creditors, or
(iii) dissolution of Company.

14. [*]

15. CHANGE OF CONTROL

    If a Change of Control occurs at any time prior to December 31, 1999, and no event of default by Company has occurred and is continuing upon such Change of Control, Company will be entitled to receive from the Purchaser an amount determined in accordance with Section A of Exhibit C with respect to Revenues
                                           ---------
for the [*] beginning on such date of termination, but in no event less than [*] Verisity will require any Purchaser to assume the obligation to pay the amount set forth in the preceding sentence. Such amount will be payable within thirty
(30) days after the end of such [*] period. Company shall make a reasonable effort, if so requested, to ensure a smooth sales team transition. Change of
                                                                   ---------
Control means any assignment or transfer of all of Verisity's rights to sell or
-------
license Products and Services that does not include an assignment or transfer of Verisity's rights and obligations under this Agreement. Purchaser means the
                                                        ---------
person or entity that acquires all of Verisity's rights to sell or license Products and Services pursuant to a Change of Control.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

16. EFFECT OF TERMINATION

    (a) Upon termination of this Agreement, Company's appointment as Verisity's exclusive distributor in Section 2 above will automatically terminate, all amounts and debts of Company to Verisity shall immediately become due and payable without notice, Company will promptly return to Verisity all Confidential Information then in Company's possession, the license granted to Company in Section 9(b) above will automatically terminate, Company will remove and not thereafter use Verisity's Proprietary Marks and any other material that identifies or appears to identify Company with Verisity and shall deliver promptly same to Verisity, and Company will promptly return Products shipped to Company at no charge or on consignment or pay for such Products at the prices specified on Exhibit A attached hereto.
             ----------

    (b) A party terminating this Agreement pursuant to the terms hereof shall not be liable to the other party for any claims, damages or liabilities to the other party arising by reason of the exercise of such right to terminate.

    (c) In the event of termination hereunder, Company shall be entitled to amounts determined in accordance with Section A of Exhibit C with respect to
                                                   ---------
orders solicited by Company prior to the date of termination.

    (d) The provisions of the following Sections will survive any termination of this Agreement: 1, 2(b), 8(a), 9(a), 11, 12, 13, 16, 18 and 21.

17. LEGAL COMPLIANCE

    (a) Company agrees, at its expense, to take all steps that may be required for this Agreement, and all actions taken pursuant to or contemplated by this Agreement, to comply with the laws of all countries and their political subdivisions within the Territory.

    (b) Company will ascertain whether the law of any country or political subdivisions thereof within the Territory requires this Agreement to be filed for notice or approval with any governmental entity or agency within the Territory. If such filing or filings are required, Company will comply with such requirements at its own cost.

    (c) Company hereby assures Verisity that it does not intend to and will not knowingly transmit directly or indirectly, or permit others to so transmit Products to any foreign country or to any person in violation of applicable United States laws pertaining to export of Products or technical data. Company agrees, and will cause each of its customers and End-Users to agree, not to export or re-export any

Product or part thereof, directly or indirectly, to any prohibited country. Company agrees, and will cause its customers and End-Users to agree, not to distribute or supply any Product to any entity or person if there is reason to believe that such entity or person intends to export or use any Product or part thereof in any prohibited country.

18. NOTICES

    Any notice required or permitted to be given under this Agreement shall be in writing and shall be duly given if delivered personally or sent by telecopier/fax or posted in the mail, postage prepaid, registered or certified, return receipt requested, addressed to the parties at their addresses hereinabove set forth or at such other address as such party may designate in writing with respect to itself from time to time. Notice shall be deemed to be effective on the fifth business day after such notice is mailed or if sent by telecopier/fax, notice shall be deemed to be effective on the date such notice is sent (but only if a confirming copy is delivered by any of the other means of dispatch for notices permitted hereunder).

19. ASSIGNABILITY

    Neither this Agreement nor any rights or obligations hereunder may be assigned, delegated, pledged or otherwise transferred, in whole or in part, by either party without the prior written consent of the other party, except that Verisity may assign (or delegate, as the case may be) this Agreement and any rights or obligations hereunder to (i) any entity controlled by, controlling or under common control with Verisity, (ii) any purchaser of all of Verisity's rights to sell or license Products and Services and (iii) to a successor corporation in the event of a merger or consolidation. A change of control of Company will be considered an assignment by Company. This Agreement shall be binding upon and shall inure to the benefit of each party's permitted successors and assigns.

20. FORCE MAJEURE

    Neither party shall be liable for damages or delay arising out of causes beyond its reasonable control and without its fault or negligence, such as governmental acts or directives, strikes, acts of God, war, insurrection, riot or civil commotion, fires, earthquakes, flooding or water damage, explosions, embargoes, except with respect to payments to be made to the other party.

21. GENERAL PROVISIONS

  (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to its rules of conflicts of law. This Agreement will not be governed by or construed in accordance with the United Nations Convention on Contracts for the International Sale of Goods.

    (b) If there is any disagreement that cannot be resolved between the parties arising out of or relating to this Agreement (other than a dispute arising out or relating to any copyrights, trade secrets, patents or other intellectual property of either party), any such dispute will be settled by binding arbitration on a confidential basis in Santa Clara County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and otherwise under California law. Any arbitration shall be conducted by an arbitrator who shall have recognized expertise in the field of electronic design automation. The parties reserve the right to object to any proposed arbitrator who is employed by or affiliated with a competing entity. An award of arbitration will be final and binding on the parties hereto, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The prevailing party in any dispute will be entitled to receive from the other party its reasonable attorneys' fees.

    (c) The parties agree that this Agreement does not constitute Verisity and Company as a partnership or joint venture, or Company or Mr. Naoya Tsuruta as an employee of Verisity for any purpose whatsoever. Company shall not have any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of Verisity or to bind Verisity in any manner whatsoever except as specifically and expressly authorized hereunder.

    (d) The official text of the Agreement is in the English language and if a translation is made to any other language, such translation shall be solely for the convenience of the parties, it being agreed that in the construction and interpretation of this Agreement, the executed English language text shall govern.

    (e) In the event that any of the provisions of this Agreement are determined to be invalid under applicable rules, statutes and laws, they are deemed to that extent to be omitted and shall not affect the validity of the remainder of the Agreement which will continue without the said provisions.

    (f) This Agreement, including all exhibits attached hereto, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties relating thereto. The terms of this Agreement may not be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought; except that Verisity may (as provided herein) amend Products and Product prices listed on Exhibit A and Services and Service prices listed on Exhibit B.
                 ---------                                           ---------

    (g) The failure of a party to require performance by the other party of any provision hereof shall in no way affect the right of the party thereafter to enforce same against the other party, nor shall waiver by either party of a breach of any provision hereof by the other party be taken or be held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

    (h) The section headings herein are for convenience of reference only and shall not effect the construction of this Agreement.

    (i) This Agreement may be executed in counterparts, each of which will be deemed an original, but all of such counterparts together will constitute one and the same agreement.

    (j) Company hereby acknowledges that unauthorized disclosure or use of the Products or any Confidential Information or any other breach of this Agreement could cause irreparable harm and significant injury to Verisity that may be difficult to ascertain. Accordingly, Company agrees that Verisity will have the right to obtain immediate injunctive relief to enforce obligations under this Agreement in addition to any other rights or obligations it may have.

The parties hereto have executed this Agreement as of the last day and year specified below.


Verisity Design, Inc.               CyberTec Yugen Kaisha


By:    /s/ Moshe Gavrielov          By:    /s/ Naoya Tsuruta
       ------------------------            ----------------------
Name:  Moshe Gavrielov              Name:  Naoya Tsuruta
       ------------------------            ----------------------
Title:  CEO                         Title: CEO
       ------------------------            ----------------------
Date:                               Date:
       ________________________            ______________________

                          Exhibit A--Products/Prices
                          --------------------------

A.  Products

Specman perpetual and time-based licenses
Specman simulator interfaces

B.  Prices

Product #                    Name                                Unit Price                        Maintenance
--------------------------------------------------------------------------------------------------------------
SM1000                       Specman Perpetual License              [*]                               [*]

One (1) Specman Simulator Interface is included

Specman Simulator Interfaces                                        [*]                               [*]

SM1021                       Verilog XL
SM1022                       Leapfrog
SM1023                       QuickHDL
SM1024                       Modelsim
SM1025                       VSS
SM1026                       VCS
SM1027                       SpeedSim

SM1301                       License Upgrade to World Wide WAN

                                                                    [*]                             [*]

SML1001                      [*]                                    [*]                             [*]


SML1012                      Specman 1 Year License                 [*]                             [*]

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          Exhibit B--Services/Prices
                          --------------------------

A.  Services

    Specman Training
    Onsite applications consulting

B.  Prices

TR1000   Specman Training           [*]

AE1000   Applications consulting    [*]
         onsite

Service fees are paid to the organization (CyberTec or Verisity) providing the service.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     Exhibit C--Fees/Annual Revenue Quota
                     ------------------------------------

A. [*]

B. [*]


[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]
     C. Annual Revenue Quota. The revenue quota for fiscal year 1999 shall be [*]
     D. If at any time LSI Systems no longer acts as a subcontractor for Company, Verisity may at its discretion revise the Commission to CyberTec.

[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        Exhibit D--Target Account List
                        ------------------------------


[*]


[*]- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.